SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.    20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 5, 2008

TXCO Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition

The Company issued a press release on May 5, 2008, attached as Exhibit 99.1, reporting earnings for the quarter ended March 31, 2008.

The press release contained a discussion of Ebitdax, defined as earnings before income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense, and Ebitda, defined as Ebitdax less exploration expense.  Ebitdax and Ebitda are "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.  The Company discussed Ebitdax and Ebitda for the quarter ended March 31, 2008 and 2007.  The required disclosures were included, as the final page of the release, with reconciliation to both "Net Income" and "Net Cash Provided by Operating Activities."

In accordance with general instruction B.2 to Form 8-K, this press release is being "furnished" and will not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release dated May 5, 2008, entitled "TXCO Resources Reports Record First-Quarter Earnings, Updates Current Operations"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

TXCO Resources Inc.

Dated: May 7, 2008	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 5, 2008, entitled "TXCO Resources Reports Record First-Quarter Earnings, Updates Current Operations"

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